(As filed with the Securities and Exchange Commission
                              on March 11, 2002
                        Registration No. 333-      )

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                            --------------------
                                  FORM S-3
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            --------------------
                           NEWELL RUBBERMAID INC.
           (Exact name of registrant as specified in its charter)


           DELAWARE                                   36-3514169
       (State or other                             (I.R.S. Employer
       jurisdiction of                            Identification No.)
       incorporation or
       organization)

       Newell Center                          Dale L. Matschullat
       29 East Stephenson Street              Vice President - General Counsel
       Freeport, Illinois  61032-0943         6833 Stalter Drive, Suite 101
       (815) 235-4171                         Rockford, Illinois  61108
       (Address, including zip code,          (815) 381-8114
       and telephone number, including        (Name, address, including zip
       area code, of registrant's             code, and telephone number,
       principal executive offices)           including area code, of agent
                                              for service)
                                     ------------------
                  Please send copies of all communications to:

                                     Andrew A. Kling
                                      David McCarthy
                                   Schiff Hardin & Waite
                                      6600 Sears Tower
                                  Chicago, Illinois  60606
                                      (312) 258-5500
                                    --------------------


         Approximate date of commencement of proposed sale to the public:
   From time to time after the effective date of this Registration
   Statement

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] No. 333-82829

        If this Form is a post effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

                       CALCULATION OF REGISTRATION FEE
       Title of each class       Amount to be         Proposed maximum      Proposed maximum          Amount of
       of securities to be        registered         offering price per    aggregate offering      registration fee
           registered                                     unit (1)              price (1)

         Debt Securities         $50,500,000                100%               $50,500,000              $4,646

     (1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o).


   EXPLANATORY STATEMENT

        This Registration Statement on Form S-3 relates to the registration of additional securities pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the registrant's Registration Statement on Form S-3 (Registration No. 333-82829) are incorporated by reference into this Registration Statement.







                                   Part II

                   INFORMATION NOT REQUIRED IN PROSPECTUS

    Item 16.  Exhibits

    Exhibit
      No.      Exhibit
    -------    -------

    5.1        Opinion of Schiff Hardin & Waite

    23.1       Consent of Arthur Andersen LLP

    23.2 Consent of Schiff Hardin & Waite (contained in their opinion filed as Exhibit 5.1)







                                 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Freeport, State of Illinois, on March 11, 2002.

                                      NEWELL RUBBERMAID INC.

                                      By: /s/ C.R. Davenport
                                          ------------------
                                      Name:  C.R. Davenport
                                      Title: Vice President - Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below on by the following persons in the capacities and on the dates indicated.

      Signature                                                            Title                             Date
      ---------                                                            -----                             ----
      /s/ William P. Sovey                              Chairman of the Board and Director              March 11, 2002
      ------------------------------------
      William P. Sovey

      /s/ Joseph Galli, Jr.                             President, Chief Executive Officer              March 11, 2002
      ------------------------------------              and Director
      Joseph Galli, Jr.

      /s/ J. Patrick Robinson                           Vice President - Corporate Controller           March 11, 2002
      ------------------------------------              and Chief Accounting Officer
      J. Patrick Robinson

      /s/ William T. Alldredge                          President - Corporate Development               March 11, 2002
      ------------------------------------              and Chief Financial Officer
      William T. Alldredge

      /s/ Scott S. Cowen                                Director                                        March 11, 2002
      ------------------------------------
      Scott S. Cowen

      /s/ Alton F. Doody                                Director                                        March 11, 2002
      ------------------------------------
      Alton F. Doody

      /s/ Daniel C. Ferguson                            Director                                        March 11, 2002
      ------------------------------------
      Daniel C. Ferguson

      ------------------------------------              Director
      Robert L. Katz








      /s/ William D. Marohn                             Director                                        March 11, 2002
      ------------------------------------
      William D. Marohn

      /s/ Elizabeth Cuthbert Millett                    Director                                        March 11, 2002
      ------------------------------------
      Elizabeth Cuthbert Millett

      /s/ Cynthia A. Montgomery                         Director                                        March 11, 2002
      ------------------------------------
      Cynthia A. Montgomery

      /s/ Allan P. Newell                               Director                                        March 11, 2002
      ------------------------------------
      Allan P. Newell

      /s/ Gordon R. Sullivan                            Director                                        March 11, 2002
      ------------------------------------
      Gordon R. Sullivan